UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2006
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)

California	000-49798	94-2340464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6035 Stoneridge Drive
Pleasanton, California 94588
(Address of principal executive offices including zip code)
(925) 847-8600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.
On May 12, 2006, Thoratec Corporation (the “Company”) and Gerhard F. Burbach, the Company’s President and Chief Executive Officer, entered into an amendment (the “Burbach Amendment”) to Mr. Burbach’s Employment Agreement with the Company effective as of January 13, 2006. The Employment Agreement provided that Mr. Burbach would receive a grant of 50,000 shares of restricted common stock of the Company (“Burbach Restricted Stock”) after the Company’s Board of Directors (the “Board”), or a designated committee thereof, established the vesting acceleration provisions (“Vesting Provisions”) for such grant by establishing certain applicable performance criteria. The Burbach Amendment provides that the Company will grant Mr. Burbach the Burbach Restricted Stock as soon as administratively practical and within an administratively reasonable period of time after the grant, and in no event later than the end of the Company’s third fiscal quarter of 2006, the Board, or a designated committee thereof, will establish the Vesting Provisions. The Burbach Amendment is attached hereto as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference. This description summarizes certain provisions of the Burbach Amendment and is qualified in its entirety by reference to the terms and conditions in the attached document.
Also on May 12, 2006, the Company and Cynthia Lucchese, the Company’s Executive Vice President and Chief Financial Officer, entered into an amendment (the “Lucchese Amendment”) to Ms. Lucchese’s Offer Letter Agreement for employment with the Company effective as of August 1, 2005. The Offer Letter Agreement provided that Ms. Lucchese would receive a grant of 25,000 shares of restricted common stock of the Company (“Lucchese Restricted Stock”) if the acquisition of Guidant Corporation by Johnson & Johnson Corporation was completed by April 1, 2006, to compensate Ms. Lucchese for a transaction bonus that Ms. Lucchese was to receive from Guidant had she remained employed by Guidant. The Lucchese Amendment provides that the Company will grant Ms. Lucchese the Lucchese Restricted Stock upon the acquisition of Guidant by Boston Scientific Corporation, the actual acquiring company of Guidant, which acquisition was completed on April 21, 2006. The Lucchese Amendment is attached hereto as Exhibit 10.2 to this report on Form 8-K and is incorporated herein by reference. This description summarizes certain provisions of the Lucchese Amendment and is qualified in its entirety by reference to the terms and conditions in the attached document.
Item 9.01   Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
10.1	First Amendment to Employment Agreement by and between the Company and Gerhard F. Burbach, dated May 12, 2006.
10.2	First Amendment to Offer Letter Agreement by and between the Company and Cynthia Lucchese, dated May 12, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May 16, 2006	THORATEC CORPORATION
	By:	/s/ Cynthia Lucchese
Cynthia Lucchese
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Employment Agreement by and between the Company and Gerhard F. Burbach, dated May 12, 2006.
10.2	First Amendment to Offer Letter Agreement by and between the Company and Cynthia Lucchese, dated May 12, 2006.